                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                Perrigo Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 [PERRIGO LOGO]

                                PERRIGO COMPANY

                               515 EASTERN AVENUE
                            ALLEGAN, MICHIGAN 49010
                           TELEPHONE: (269) 673-8451

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

                            FRIDAY, OCTOBER 29, 2004
                                 10:00 A.M. EST

                            PERRIGO CORPORATE OFFICE
                               515 EASTERN AVENUE
                            ALLEGAN, MICHIGAN 49010

     The purpose of our 2004 Annual Meeting is to elect three directors for a three-year term beginning at the Annual Meeting and to consider and act upon a proposed amendment to Perrigo's Articles of Incorporation to increase the maximum number of directors that may serve on the board from nine to eleven. The Board of Directors recommends that you vote FOR each of the director nominees and FOR the amendment of our Articles of Incorporation.

     You can vote at the Annual Meeting in person or by proxy if you were a shareholder of record on September 1, 2004.

     It is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To be certain that your shares are represented, we ask that you sign, date and return the enclosed proxy card or proxy voting instruction form as soon as possible or vote by telephone or Internet by following the instructions on the proxy card. Whatever method you choose, please vote as soon as possible. You may revoke your proxy at any time prior to the Annual Meeting.

     Our 2004 Annual Report to Shareholders is enclosed.

                                          Sincerely,

                                          Todd W. Kingma
                                          Secretary

September 29, 2004

                                PERRIGO COMPANY

             ------------------------------------------------------

                                PROXY STATEMENT
             ------------------------------------------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Questions and Answers.......................................      1
Election of Directors.......................................      4
Corporate Governance........................................      6
Board of Directors and Its Committees.......................      9
Director Compensation.......................................     11
Ownership of Perrigo Common Stock...........................     12
Section 16(a) Beneficial Ownership Reporting Compliance.....     14
Executive Compensation......................................     14
Equity Compensation Plan Information........................     18
Report of the Compensation Committee on Executive
   Compensation.............................................     19
Company Performance.........................................     23
Amendment of Articles of Incorporation......................     24
Report of the Audit Committee...............................     25
Independent Accountants.....................................     26
Annual Report on Form 10-K..................................     26

     The proxy statement and form of proxy are first being sent to shareholders on or about September 29, 2004.

                             QUESTIONS AND ANSWERS

     Following are questions often asked by shareholders of publicly held companies. We hope that the answers will assist you in casting your vote.

WHAT AM I VOTING ON?

     We are soliciting your vote on:

         1. the election of three directors for a three-year term beginning at the Annual Meeting; and

         2. the amendment of our Articles of Incorporation to increase the maximum number of directors that may serve on the board from nine to eleven.

WHO MAY VOTE?

     Shareholders of record at the close of business on September 1, 2004, the record date, may vote. On that date, there were 71,132,535 shares of Perrigo common stock outstanding.

HOW MANY VOTES DO I HAVE?

     Each share of Perrigo common stock that you own entitles you to one vote.

HOW DO I VOTE?

     You may vote your shares in any of the following four ways:

        1. By mail:                        complete the proxy card or voting
                                           instruction form and sign, date and return
                                           it in the enclosed envelope.
        2. By telephone:                   call the toll-free number on the proxy
                                           card, enter the control number on the
                                           proxy card and follow the recorded
                                           instructions.
        3. By Internet:                    go to the website listed on the proxy
                                           card, enter the control number on the
                                           proxy card and follow the instructions
                                           provided.
        4. In person:                      attend the Annual Meeting, where ballots
                                           will be provided.

     You may also vote by telephone or over the Internet if you hold your shares through a bank or broker that offers either of those options. If you choose to vote in person at the Annual Meeting and your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on September 1, 2004, the record date for voting.

HOW DOES DISCRETIONARY VOTING AUTHORITY APPLY?

     If you sign, date and return your proxy card or vote by telephone or Internet, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Douglas R. Schrank and Todd W. Kingma to vote for the items discussed in these proxy materials and on any other matter that is properly raised at the Annual Meeting. In that event, your proxy will be voted FOR the election of each director nominee, FOR the amendment of our Articles of Incorporation and FOR or AGAINST any other properly raised matters at the discretion of Messrs. Schrank and Kingma.

MAY I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is exercised in one of four ways:

         1. Notify our Secretary in writing before the Annual Meeting that you are revoking your proxy. The notice should be sent to our address on the cover of this proxy statement.

         2. Submit another proxy with a later date.

         3. Vote by telephone or Internet after you have given your proxy.

         4. Vote in person at the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     Your shares are likely registered differently or are in more than one account. You should sign and return all proxy cards to guarantee that all of your shares are voted.

WHAT CONSTITUTES A QUORUM?

     The presence, in person or by proxy, of the holders of a majority of Perrigo shares entitled to vote at the Annual Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.

     Abstentions and broker non-votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. A broker non-vote occurs when a broker submits a proxy that does not indicate a vote for a proposal because he or she does not have voting authority and has not received voting instructions from you.

WHAT VOTE IS REQUIRED TO ELECT THE DIRECTOR NOMINEES AND TO AMEND OUR ARTICLES OF INCORPORATION?

     Election of Directors:   A plurality of the votes cast will elect
directors. This means that the three nominees who receive the highest number of votes will be elected. If you do not want to vote your shares for a particular nominee, you may indicate that by following the instructions on the proxy card or by withholding authority as prompted during telephone or Internet voting or when you vote in person at the meeting. Abstentions and broker non-votes will have no effect on the election of the directors.

     Amendment of Articles of Incorporation:   The amendment of our Articles of
Incorporation requires that a majority of the outstanding shares of Perrigo common stock vote in its favor. An abstention will have the effect of a vote against the amendment. Uninstructed shares may not be voted on this matter, and therefore, a broker non-vote also will have the effect of a vote against the amendment.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL FOR NEXT YEAR'S ANNUAL MEETING?

     You must submit a proposal to be included in our proxy statement for the 2005 Annual Meeting no later than June 1, 2005. Your proposal must be in writing and must comply with the proxy rules of the Securities and Exchange Commission. You may also submit a proposal that you do not want included in the proxy statement but that you want to raise at the 2005 Annual Meeting. If you want to do this, we must receive your written proposal on or after July 31, 2005, but on or before August 20, 2005. If you submit your proposal after the deadline, then Securities and Exchange Commission rules permit the individuals named in the proxies solicited by Perrigo's Board of Directors for that meeting to exercise discretionary voting power as to that proposal, but they are not required to do so.

     To be properly brought before an annual meeting, our by-laws require that your proposal include: (1) your name and address as they appear on our stock records; (2) a brief description of the business you want to bring before the meeting; (3) the reasons for conducting the business at the meeting; (4) any interest you have in the business you want to bring before the meeting; and (5) the number of shares of Perrigo common stock that you own beneficially and of record. You should send any proposal to our Secretary at our address on the cover of this proxy statement.

HOW DO I NOMINATE A DIRECTOR?

     If you wish to nominate an individual for election as a director at the 2005 Annual Meeting, we must receive your nomination on or after July 31, 2005, but on or before August 20, 2005. In addition, our by-laws require that for each person you propose to nominate you provide: (1) your name and address as they appear on our stock records; (2) the number of shares of Perrigo common stock that you own beneficially and of record; (3) the nominee's written statement that he or she is willing to be named in the proxy statement as a nominee and to serve as a director if elected; and (4) any other information regarding the nominee that would be required by the Securities and Exchange Commission to be included in a proxy statement had Perrigo's Board of Directors nominated that individual. You should send your proposed nomination to our Secretary at our address on the cover of this proxy statement.

WHO PAYS TO PREPARE, MAIL AND SOLICIT THE PROXIES?

     Perrigo will pay all of the costs of preparing and mailing the proxy statement and soliciting the proxies. We will ask brokers, dealers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials and our Annual Report to Shareholders to the beneficial owners of Perrigo common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

                             ELECTION OF DIRECTORS

     Nine directors currently serve on our Board of Directors. The directors are divided into three classes. At this Annual Meeting, you will be asked to elect three directors. Each director will serve for a term of three years, until a qualified successor director has been elected, or until he or she resigns or is removed by the Board. The remaining six directors will continue to serve on the Board as described below. The nominees for this year, Laurie Brlas, Larry D. Fredricks and Michael J. Jandernoa, are currently Perrigo directors.

     We will vote your shares as you specify on the enclosed proxy card or during telephone or Internet voting. If you do not specify how you want your shares voted, we will vote them FOR the election of the nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not anticipate that any nominee will be unable to serve. The nominees have provided the following information about themselves.

NOMINEES FOR ELECTION AT THE 2004 ANNUAL MEETING
--------------------------------------------------------------------------------

     LAURIE BRLAS, 46, has been a director of Perrigo since August 2003. Since April 2000, she has served as Senior Vice President and Chief Financial Officer of STERIS Corporation, a provider of infection prevention, decontamination and health science technologies, products and services. From September 1995 through March 2000, Ms. Brlas held various positions with Office Max, Inc., most recently Senior Vice President and Corporate Controller.

     LARRY D. FREDRICKS, 67, has served as a director of Perrigo since October 1996 and as Lead Independent Director since August 2004. Mr. Fredricks is currently an independent financial consultant. Previously, Mr. Fredricks was Director--Financial Counseling Services with Deloitte & Touche LLP from November 1997 through May 2000. He was Executive Vice President and Chief Financial Officer of First Michigan Bank Corp., a multi-bank holding company, from January 1995 through October 1997.

     MICHAEL J. JANDERNOA, 54, has been a director of Perrigo since January 1981. He served as Perrigo's Chief Executive Officer from February 1988 through April 2000 and as Chairman of the Board from October 1991 to August 2003. Mr. Jandernoa also served as Perrigo's President from January 1983 to February 1986, from April 1988 to October 1991, from September 1995 to November 1998 and from November 1999 through April 2000. Prior to January 1983, Mr. Jandernoa served in various executive capacities with Perrigo since 1979. He is a director of Fifth Third BankWest Michigan, a Michigan banking corporation, and Steelcase, Inc., a manufacturer of casegood products and furniture systems for the office furniture industry. Mr. Jandernoa also serves on the Boards of the Michigan Technology Tri-Corridor (formerly Life Science Corridor) and the Michigan Economic Development Corporation.

DIRECTORS CONTINUING UNTIL 2005 ANNUAL MEETING
--------------------------------------------------------------------------------

     PETER R. FORMANEK, 61, has served as a director of Perrigo since November 1993 and served as Lead Independent Director from August 2003 to August 2004. He is a private investor and was co-founder and President of AutoZone, Inc., a specialty retailer of automotive parts and accessories, from September 1986 until his retirement in May 1994. Mr. Formanek is the Lead Independent Director of The Sports Authority, a sporting goods retailer.

     GARY K. KUNKLE, JR., 57, has served as a director of Perrigo since October 2002. He has served as the Vice Chairman and Chief Executive Officer of DENTSPLY International Inc. since January 2004 and served as President and Chief Operating Officer from January 1997 to December 2003. DENTSPLY International is a manufacturer and marketer of products for the dental market. He has been a director of that company since April 2002. From January 1994 to December 1996, he served as President of Vistakon, a division of Johnson & Johnson.

     HERMAN MORRIS, JR., 53, has been a director of Perrigo since December 1999. He is a partner in the Baker Donelson Bearman Caldwell and Berkowitz law firm in Memphis, Tennessee. He served as President and Chief Executive Officer of Memphis Light, Gas and Water Division from August 1997 until January 2004 and was interim President and Chief Executive Officer from January 1997 until August 1997. Mr. Morris was General Counsel of Memphis Light, Gas and Water Division from February 1989 to January 1997.

DIRECTORS CONTINUING UNTIL 2006 ANNUAL MEETING
--------------------------------------------------------------------------------

     GARY M. COHEN, 45, has been a director of Perrigo since January 2003. He has served as President of BD Medical, one of three business segments of Becton Dickinson and Company, since May 1999, and as Executive Vice President of Becton Dickinson from July 1998 to May 1999. From October 1997 to June 1998, Mr. Cohen served as President, Becton Dickinson Europe and Worldwide Sample Collection. He has been an executive officer of Becton Dickinson since October 1996. Mr. Cohen presently serves as a member of the Board of Advisors of the Rutgers School of Business and as a director of the Health Industry Distributors Association Educational Foundation.

     DAVID T. GIBBONS, 61, has been a director of Perrigo since June 2000. He has served as the President and Chief Executive Officer of Perrigo since May 2000 and as Chairman of the Board since August 2003. He served as President of Rubbermaid Europe from August 1997 to April 1999 and as President of Rubbermaid Home Products from December 1995 to August 1997. Prior to joining Rubbermaid, Mr. Gibbons served in a variety of general management, sales and marketing positions during his 27-year career with 3M Company. Mr. Gibbons is a director of Robbins &

Myers, Inc., a supplier of application-critical equipment and systems to the global pharmaceutical, energy and industrial markets.

     JUDITH A. HEMBERGER, 57, has been a director of Perrigo since January 2003. Since January 2000, she has served as Executive Vice President and Chief Operating Officer and as a director of Pharmion Corporation, a global specialty pharmaceutical company that she co-founded. She served as Vice President of Business and Planning of Avax Technologies, Inc., a development-stage biotechnology company, from July 1998 to December 1999. She was Senior Vice President, Global Regulatory Affairs of Hoechst Marion Roussell from December 1994 to June 1998.

                              CORPORATE GOVERNANCE

GENERAL

     We believe that good corporate governance is critical in fulfilling our obligations to our shareholders. As part of our ongoing commitment, we have reviewed our corporate governance policies and practices for compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the recently adopted Nasdaq listing standards.

     Our Board of Directors has oversight responsibility for our business, property and affairs. The Chief Executive Officer reports directly to the Board. Members of our executive management report regularly to the Board on the segments of the business for which each has management responsibility. Our strategic direction is approved and authorized by the Board after considering strategic plan recommendations made to the Board by executive management.

CORPORATE GOVERNANCE GUIDELINES

     The Board of Directors has set forth its corporate governance policies and practices in a set of Corporate Governance Guidelines. These guidelines assist the Board in the exercise of its responsibilities and may be amended by the Board from time to time. Our Corporate Governance Guidelines are available on our website (http://www.perrigo.com) under the heading Investor Relations--Corporate Governance--Corporate Governance Guidelines. The Guidelines also are available in print to shareholders upon written request made to our General Counsel, Todd W. Kingma, at the address shown on the cover of this proxy statement.

CODE OF CONDUCT

     The Board of Directors has adopted a Code of Conduct applicable to all of our employees, officers and directors, including our chief executive officer and senior financial and accounting officers. Our Code of Conduct acknowledges that a reputation for ethical, moral and legal business conduct is one of Perrigo's most valuable assets. The Code requires that all of our employees, officers and directors comply with all laws and other legal requirements, avoid conflicts of interest, protect corporate opportunities and confidential information, conduct business in an honest and ethical manner and otherwise act with integrity and in the company's best interest. In addition, our Code of Conduct acknowledges special ethical obligations for financial reporting. We maintain a current copy of our Code of Conduct, and will promptly post any amendments to or waivers of the Code, on our website (http://www.perrigo.com) under the heading Investor Relations--Corporate Governance--Code of Conduct. Our Code of Conduct is available in print to shareholders upon written request made to our General Counsel, Todd W. Kingma, at the address shown on the cover of this proxy statement.

DIRECTOR INDEPENDENCE

     Our Corporate Governance Guidelines require that a substantial majority of the Board consist of directors who meet the independence requirements of Nasdaq. Accordingly, our Board conducts an annual review to determine whether each of our directors qualifies as independent. A director will not be considered independent unless the Board of Directors determines that the director has no relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based on its most recent annual review, the Board of Directors has concluded that each director, other than David T. Gibbons and Michael J. Jandernoa, is independent as defined in the Nasdaq listing standards.

     The Board has no fixed policy with respect to the combining or separating of the offices of the Chairman of the Board and the Chief Executive Officer. The Board believes that this issue is part of the succession planning process, and that it is in Perrigo's best interests for the Board to make a determination whenever it elects a new Chief Executive Officer. The independent members of the Board of Directors meet periodically in executive session without management and also meet in executive session with the Chief Executive Officer on an "as needed" basis.

     The Board has a Lead Independent Director. That position is filled on a rotating basis by the directors based on seniority, with each independent director serving as the Lead Independent Director for a one-year term. Duties of the Lead Independent Director include presiding at all Board meetings at which the Chairman is not present, including executive sessions; serving as liaison between the Chairman and the independent directors; and having the authority to call meetings of the independent directors.

COMMUNICATIONS WITH DIRECTORS

     Stockholders and other interested parties may communicate with any of our directors or with the independent directors as a group by writing to them in care of our General Counsel, Todd W. Kingma, at the address shown on the cover of this proxy statement. In accordance with the policy adopted by our independent directors, any communications that allege or report fiscal improprieties or complaints about internal accounting controls or other accounting or auditing matters are forwarded to the Chief Financial Officer, as appropriate. If either the Chief Financial Officer or the General Counsel believe that the communication is significant or possibly material to Perrigo, it is immediately sent to the Chairman of the Audit Committee and, after consultation with the Chairman, may be sent to the other members of the Audit Committee. If the communication is not immediately sent to the Audit Committee Chairman, then it is reported to him or her on a quarterly basis. In addition, the Lead Independent Director is advised promptly of any communications that allege misconduct on the part of Perrigo management or that raise legal, ethical or compliance concerns about Perrigo's policies or practices. On a regular basis, the Lead Independent Director receives updates on other communications that raise issues related to Perrigo's affairs, and he or she determines which of these communications he or she would like to see. In addition, the General Counsel maintains a log of all such communications, which is available for review upon the request of any Board member.

DIRECTOR NOMINATIONS

     Pursuant to our Corporate Governance Guidelines, the Nominating & Governance Committee, with the involvement of our Chief Executive Officer, is responsible for screening and recommending candidates for service as a director and will consider recommendations offered by shareholders in accordance with our by-laws. The Board as a whole is responsible for approving nominees. The Nominating & Governance Committee recommends individuals as director nominees based on various criteria, including their business and professional background, integrity, understanding of our business and demonstrated ability to make independent analytical inquiries. In addition, directors should be willing and able to devote the necessary time to Board and committee duties. A director's qualifications in meeting these criteria are considered at least each time the director is re-nominated for Board membership.

     The Nominating & Governance Committee, our Chairman of the Board and Chief Executive Officer, our Lead Independent Director or other Board members may identify a need to add new members to the Board to satisfy specific criteria or simply to fill a vacancy. The Committee will initiate a search for potential director nominees, seeking input from other Board members and senior management, and may hire outside advisers to assist in identifying and evaluating candidates.

     Our by-laws permit shareholders to nominate candidates for consideration at an annual meeting. The process for shareholders to submit a director candidate in accordance with our by-laws is described in this proxy statement under "Questions and Answers--How do I nominate a director?" Assuming that a properly submitted shareholder recommendation for a potential nominee is received and appropriate biographical and background information is provided, the Nominating & Governance Committee and the Board follow the same process and apply the same criteria as they do for candidates submitted by other sources.

STOCK OWNERSHIP

     Each director is required to maintain a minimum ownership of Perrigo stock equal to the total of his or her preceding three years' stock grants. If a director has served less than three years, he or she must maintain a stock ownership level equal to the restricted shares granted to him or her for service as a director. In addition, the Chief Executive

Officer must own shares of Perrigo stock equal in value to two times his or her annual base salary, and each executive officer must own shares of Perrigo stock equal in value to one times his or her annual base salary. These individuals must attain that level of ownership within the later of three years of appointment to his or her executive position or July 1, 2005.

ATTENDANCE AT ANNUAL MEETING

     We encourage all of the members of our Board of Directors to attend our Annual Meeting of Shareholders. While their attendance is not required, each of our directors, except Judith A. Hemberger, attended our last annual meeting.

                     BOARD OF DIRECTORS AND ITS COMMITTEES

     Perrigo's Board of Directors met five times during fiscal year 2004. In addition to meetings of the full Board, directors attended meetings of Board committees. The Board of Directors has standing Audit, Compensation and Nominating & Governance Committees. The Board of Directors has adopted a charter for each committee. Copies of the charters are available on our website (http://www.perrigo.com) under Investor Relations-Governance and are available in print to shareholders upon written request made to our General Counsel, Todd
W. Kingma, at the address shown on the cover of this proxy statement. Effective as of August 8, 2003, all committees consisted solely of independent Board members. During fiscal year 2004, each director attended at least 75% of the meetings of the Board and of the committees on which he or she served. L.R. Jalenak, Jr. retired from the Board of Directors in August 2003.

AUDIT COMMITTEE

Fiscal 2004
Meetings:          6

Members:           Larry D. Fredricks (Chairman)
                   Laurie Brlas
                   Herman Morris, Jr.

                   The Board of Directors has determined that each member of the Audit Committee meets the audit committee independence requirements of the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. In addition, the Board has determined that each Audit Committee member is able to read and understand fundamental financial statements, as required by the Nasdaq listing standards, and that Larry D. Fredricks has the requisite attributes of an "audit committee financial expert" under the rules of the SEC and that such attributes were acquired through relevant education and work experience.

Function:          The Audit Committee is directly responsible for the
                   compensation and oversight of the work of the independent auditor in the preparation and issuance of audit reports and related work, including the resolution of any disagreements between management and the independent auditor regarding financial reporting. The
                   Audit Committee monitors our accounting and financial reporting principles and policies and our internal audit controls and procedures. The Board has adopted an Audit
                   Committee Charter, which specifies the composition and responsibilities of the Committee. Additional information on the Committee and its activities is set forth in the Audit
                   Committee Report.

COMPENSATION COMMITTEE

Fiscal 2004 Meetings:
                   5

Members:           Peter R. Formanek (Chairman)
                   Judith A. Hemberger
                   Herman Morris, Jr.

Function:          Reviews and recommends compensation arrangements for the
                   Chief Executive Officer and non-employee directors. Reviews and approves evaluation processes, compensation structure and annual compensation for officers, including salaries, bonuses and incentive and equity compensation. Administers Perrigo's incentive and other long-term employee compensation plans.

NOMINATING & GOVERNANCE COMMITTEE

Fiscal 2004 Meetings:
                   3

Members:           Larry D. Fredricks (Chairman)
                   Gary M. Cohen
                   Gary K. Kunkle, Jr.

Function:          Assists the Board in identifying qualified individuals to
                   become Board members and recommends to the Board the director nominees for the next annual meeting of shareholders, including consideration of shareholder nominations for election to the Board submitted in accordance with the procedures discussed above under "How do I nominate a director?" Develops and recommends to the Board the Corporate
                   Governance Guidelines applicable to Perrigo. Leads the Board in its annual review of Board performance. Makes recommendations to the Board with respect to assignment of individual directors to various committees.

                             DIRECTOR COMPENSATION

ANNUAL RETAINER AND ATTENDANCE FEES

     Directors who are Perrigo employees receive no fees for their services as directors. Non-employee directors receive a $25,000 annual cash retainer fee covering all regular and special Board meetings and the Annual Meeting of Shareholders. Each non-employee director also receives an annual restricted stock grant having a value on the grant date of $40,000 based upon the average of the high and low price of our stock on that date. The restricted stock grant is made pursuant to the company's 2003 Long-Term Incentive Plan approved by the shareholders at the 2003 Annual Meeting of Shareholders and is intended to directly link an element of director compensation to shareholders' interests. One-third of the restricted shares vest fully in each director annually over the three-year period following the grant date.

     Compensation and Nominating & Governance Committee members each receive $1,000 for each in-person committee meeting attended and $500 for each telephonic committee meeting in which they participate, and Audit Committee members each receive $1,500 for each in-person committee meeting attended and $750 for each telephonic meeting in which they participate. Chairmen of the Compensation and Nominating & Governance Committees each receive an annual retainer of $4,000 in addition to his or her regular committee fees, and the Chairman of the Audit Committee receives an annual retainer of $6,000 in addition to his or her regular committee fees. We also reimburse directors for expenses incurred in connection with attending Board and committee meetings.

                       OWNERSHIP OF PERRIGO COMMON STOCK

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The following table shows how much Perrigo common stock the directors, nominees, named executive officers, and all directors, nominees and executive officers as a group beneficially owned as of September 1, 2004. The named executive officers are the individuals listed in the Summary Compensation Table.

     Beneficial ownership is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a shareholder can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the shareholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

---------------------------------------------------------------------------------------------------------
                                                SHARES OF            OPTIONS
                                               COMMON STOCK        EXERCISABLE                   PERCENT
                                            BENEFICIALLY OWNED    WITHIN 60 DAYS      TOTAL      OF CLASS
---------------------------------------------------------------------------------------------------------
  DIRECTORS AND NOMINEES
     Laurie Brlas                                   3,153               5,000           8,153         *
     Gary M. Cohen                                  3,582               5,000           8,582         *
     Peter R. Formanek(1)                         201,664              28,555         230,219         *
     Larry D. Fredricks                            14,088              32,281          46,369         *
     David T. Gibbons(2)                          149,897             682,502         832,399         *
     Judith A. Hemberger                            3,582               5,000           8,582         *
     Michael J. Jandernoa(3)                    6,567,523              18,281       6,585,804       9.3%
     Gary K. Kunkle, Jr.                            3,831                 -0-           3,831         *
     Herman Morris, Jr.(4)                         14,488              19,555          34,043         *
  NAMED EXECUTIVE OFFICERS
  OTHER THAN DIRECTORS
     F. Folsom Bell                                21,102              90,000         111,102         *
     Mark P. Olesnavage(5)                        437,697             293,314         731,011         *
     Douglas R. Schrank                            32,697              99,235         131,932         *
     John T. Hendrickson(6)                        39,804             110,152         149,956         *
  DIRECTORS AND EXECUTIVE OFFICERS
  AS A GROUP (14 PERSONS) (7)                   7,493,108           1,388,875       8,881,983      12.2%

* Less than 1%.

(1) Shares owned include 192,576 shares owned by Mr. Formanek as Trustee for the Formanek Investment Trust.

(2) Mr. Gibbons is also a named executive officer.

(3) Shares owned consist of 5,954,347 shares owned by the Michael J. Jandernoa Trust, of which Mr. Jandernoa is trustee; 136,986 shares owned by the Michael J. Jandernoa Grantor Trust Two, of which Mr. Jandernoa is trustee and under which he has a reversionary interest; 136,986 shares owned by the Susan M. Jandernoa Grantor Trust Two, of which Mrs. Jandernoa is trustee and under which she has a reversionary interest; and 339,204 shares owned by the Susan M. Jandernoa Trust, of which Mrs. Jandernoa is trustee. Mr. Jandernoa's address is c/o Perrigo Company, 333 Bridge Street, NW, Suite 800, Grand Rapids, MI 49504.

(4) Shares owned include 3,000 shares owned as custodian for Mr. Morris' minor children.

(5) Shares owned include 56,472 shares owned by trusts for the benefit of Mr. Olesnavage's children, of which Mr. Olesnavage is trustee.

(6) Shares owned include 266 shares owned by the Mary Hendrickson Trust, of which Bank One is trustee.

(7) See footnotes 1 through 6.

OTHER PRINCIPAL SHAREHOLDERS

     This table shows all shareholders other than directors, nominees and named executive officers that we know to be beneficial owners of more than 5% of Perrigo common stock. The percent of class owned is based on 71,132,535 shares of Perrigo common stock outstanding as of September 1, 2004.

-----------------------------------------------------------------------------------------------------
                     NAME AND ADDRESS                          SHARES OF COMMON STOCK    PERCENT
                    OF BENEFICIAL OWNER                          BENEFICIALLY OWNED      OF CLASS
-----------------------------------------------------------------------------------------------------
  Wellington Management Company, LLP(1)                              8,792,005            12.4%
     75 State Street
     Boston, MA 02109
  Royce & Associates, LLC(2)                                         6,306,900             8.9%
     1414 Avenue of the Americas
     New York, NY 10019
  Barclays plc(3)                                                    4,393,196             6.2%
     54 Lombard Street
     London, England EC3P3AH

(1)  Wellington Management Company, LLP, an investment adviser registered under
     Section 203 of the Investment Advisers Act of 1940, does not have sole voting or investment power with respect to any of these shares, has shared voting power as to 3,111,575 shares and shared investment power as to all of the shares. This information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2004. Of the listed shares, Vanguard Specialized Funds-Vanguard Health Care Fund (100 Vanguard Boulevard, Malvern, PA 19355) beneficially owns 5,322,320 shares, as reported in a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2004 (7.5% based on shares outstanding as of September 1, 2004), and has sole voting and shared investment power as to these shares.

(2) Royce & Associates, LLC, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, has sole voting and investment power with respect to all of the shares. This information is based on a
     Schedule 13G filed with the Securities and Exchange Commission on February 5, 2004.

(3) Barclays Global Investors, NA has sole voting and investment power as to 2,713,995 of the shares, and Barclays Global Fund Advisors has sole voting and investment power as to 1,261,318 of the shares. This information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that Perrigo's executive officers, directors and 10% shareholders file reports of ownership and changes of ownership of Perrigo common stock with the Securities and Exchange Commission. Based on a review of copies of these reports provided to us and written representations from executive officers and directors, we believe that all filing requirements were met during fiscal year 2004.

                             EXECUTIVE COMPENSATION

     This table summarizes the compensation of David T. Gibbons, our Chairman of the Board, President and Chief Executive Officer, and the other four most highly compensated executive officers of Perrigo during fiscal year 2004. These individuals are sometimes referred to as the named executive officers.

                              SUMMARY COMPENSATION

                                                                                 LONG TERM
                                                         ANNUAL                COMPENSATION
                                                    COMPENSATION (1)              AWARDS
                                                             MANAGEMENT   RESTRICTED   SECURITIES
                 NAME AND                                    INCENTIVE      STOCK      UNDERLYING    ALL OTHER
            PRINCIPAL POSITION             YEAR    SALARY      BONUS        AWARDS      OPTIONS     COMPENSATION
  David T. Gibbons (2)                     2004   $567,000   $1,073,520          --                   $16,331
    Chairman of the Board, President and   2003   $540,000   $ 847,800           --     125,000       $22,860
    Chief Executive Officer                2002   $500,000   $ 523,334     $439,875          --       $36,349



  Mark P. Olesnavage (3)                   2004   $327,719   $ 376,806           --                   $15,957
    Executive Vice President, General      2003   $323,000   $ 312,457           --      35,000       $13,626
    Manager--Perrigo Pharmaceuticals       2002   $320,490   $ 208,304           --      50,000       $12,977



  Douglas R. Schrank (4)                   2004   $301,757   $ 376,806     $226,620                   $16,036
    Executive Vice President,              2003   $287,388   $ 312,457           --      45,000       $14,254
    Chief Financial Officer                2002   $274,000   $ 185,496      211,140      50,000       $13,246



  John T. Hendrickson (5)                  2004   $301,744   $ 376,806     $226,620                   $15,603
    Executive Vice President, General      2003   $282,188   $ 312,457           --      45,000       $13,691
    Manager--Perrigo Consumer Healthcare   2002   $258,750   $ 208,304           --      50,000       $12,886



  F. Folsom Bell (6)                       2004   $253,344   $ 239,509           --                   $17,240
    Executive Vice President,              2003   $247,200   $ 198,607           --      40,000       $15,180
    Business Development                   2002   $237,500   $ 132,404           --      50,000       $13,994

(1) The following amounts were deferred from salary for fiscal year 2004: Mr. Gibbons $48,000; and Mr. Hendrickson $12,000. The following amounts were deferred from the Management Incentive Bonus for fiscal year 2004: Mr. Hendrickson $16,000. The following amounts were deferred from salary for fiscal year 2003: Mr. Gibbons $124,000; and Mr. Hendrickson $12,000. The following amounts were deferred from the Management Incentive Bonus for fiscal year 2003: Mr. Gibbons $84,780; and Mr. Hendrickson $28,000.

(2) Under the terms of Mr. Gibbons' employment agreement, he was entitled to receive options to purchase 125,000 shares for fiscal year 2002. These options were issued to him in May 2001 prior to the end of fiscal year 2001. All Other Compensation in fiscal year 2004 consists of a $6,150 matching contribution under our 401(k) Plan; a $9,191 contribution under our Profit Sharing Plan and $1,073 representing the taxable benefit for certain premium payments made on Mr. Gibbons' behalf by us for Group Term Life Insurance.

(3) All Other Compensation in fiscal year 2004 consists of a $6,087 matching contribution under our 401(k) Plan; a $9,191 contribution under our Profit Sharing Plan; and $679 representing the taxable benefit for certain premium payments made on Mr. Olesnavage's behalf by us for Group Term Life Insurance.

(4) All Other Compensation in fiscal year 2004 consists of a $6,200 matching contribution under our 401(k) Plan; a $9,191 contribution under our Profit Sharing Plan; and $699 representing the taxable benefit for certain premium payments made on Mr. Schrank's behalf by us for Group Term Life Insurance. At the end of fiscal year 2004, Mr. Schrank held a total of 12,000 shares of restricted stock with an aggregate value of $226,680. These restricted shares were issued pursuant to our Long-Term Incentive Plan and vest on July 1, 2007. Mr. Schrank receives dividends on his restricted stock to the extent we pay dividends on our common stock.

(5) All Other Compensation in fiscal year 2004 consists of a $6,112 matching contribution under our 401(k) Plan; a $9,191 contribution under our Profit Sharing Plan; and $300 representing the taxable benefit for certain premium payments made on Mr. Hendrickson's behalf by us for Group Term Life Insurance. At the end of fiscal year 2004, Mr. Hendrickson held a total of 12,000 shares of restricted stock with an aggregate value of $226,680. These restricted shares were issued pursuant to our Long-Term Incentive Plan and vest on July 1, 2007. Mr. Hendrickson receives dividends on his restricted stock to the extent we pay dividends on our common stock.

(6) All Other Compensation in fiscal year 2004 consists of a $6,069 matching contribution under our 401(k) Plan; a $9,191 contribution under our Profit Sharing Plan; and $1,980 representing the taxable benefit for certain premium payments made on Mr. Bell's behalf by us for Group Term Life Insurance.

                       OPTION GRANTS IN FISCAL YEAR 2004

     This table gives information relating to option grants to the named executive officers during fiscal year 2004. All of the options were granted under our Employee Stock Option Plan. Since our stockholders approved our 2003 Long-Term Incentive Plan at last year's Annual Meeting, no further grants have been, or will be, made under the Employee Stock Option Plan. The potential realizable value is calculated based on the term of the option at its time of grant, 10 years. The calculation assumes that the fair market value on the date of grant appreciates at the indicated rate compounded annually for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. Stock price appreciation of 5% and 10% is assumed under the rules of the Securities and Exchange Commission. We cannot assure you that the actual stock price will appreciate over the 10-year option term at the assumed levels or any other defined level.

                                                INDIVIDUAL GRANTS
                                            PERCENT OF
                                              TOTAL                                       POTENTIAL REALIZABLE
                              NUMBER OF      OPTIONS                                        VALUE AT ASSUMED
                             SECURITIES     GRANTED TO                                   ANNUAL RATES OF STOCK
                             UNDERLYING     EMPLOYEES     EXERCISE                       PRICE APPRECIATION FOR
                               OPTIONS      IN FISCAL     PRICE PER     EXPIRATION            OPTION TERM
           NAME              GRANTED (1)       YEAR         SHARE          DATE             5%           10%
  David T. Gibbons             125,000        12.6%        $13.90      Aug. 20, 2013    $1,092,704    $2,769,128
  Mark P. Olesnavage            43,693         4.4%        $13.90      Aug. 20, 2013    $  381,948    $  967,932
  Douglas R. Schrank            46,034         4.7%        $13.90      Aug. 20, 2013    $  402,412    $1,019,792
  John T. Hendrickson           48,375         4.9%        $13.90      Aug. 20, 2013    $  422,877    $1,071,652
  F. Folsom Bell                40,000         4.0%        $13.90      Aug. 20, 2013    $  349,665    $  886,121

(1) These options vest in five equal annual installments, beginning on the first anniversary date of the grant. The date of the grant was August 20, 2003.

                    OPTION EXERCISES IN FISCAL YEAR 2004 AND
                       FISCAL YEAR-END 2004 OPTION VALUES

     This table provides information regarding the exercise of options during fiscal year 2004 and options outstanding at the end of fiscal year 2004 for the named executive officers. The "value realized" is calculated using the difference between the option exercise price and the price of Perrigo common stock on the date of exercise multiplied by the number of shares underlying the option. The "value of unexercised in-the-money options at fiscal year end" is calculated using the difference between the option exercise price and $18.89 (the closing price of Perrigo stock on June 25, 2004, the last trading day of fiscal year 2004) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of Perrigo common stock is greater than the option's exercise price.

                                                            NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                               SHARES                      UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS AT
                              ACQUIRED       VALUE       OPTIONS AT FISCAL YEAR END             FISCAL YEAR END
           NAME              ON EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
  David T. Gibbons             30,000       $429,000      632,501         462,499       $8,020,934      $4,440,490
  Mark P. Olesnavage                0       $      0      266,575         134,836       $2,491,144      $  965,012
  Douglas R. Schrank           17,594       $266,791       71,027         153,509       $  634,726      $1,135,611
  John T. Hendrickson           6,333       $ 91,069       86,143         141,184       $  612,408      $  993,329
  F. Folsom Bell                    0       $      0       49,000         132,000       $  362,024      $  934,793

               EMPLOYMENT AGREEMENT WITH CHIEF EXECUTIVE OFFICER

     We entered into an employment agreement with our Chief Executive Officer, David T. Gibbons, effective May 1, 2000. The agreement has an initial term ending June 30, 2005 and renews for consecutive one-year terms unless either party gives 90 days' notice prior to the expiration of any term. Under the agreement, Mr. Gibbons' base salary is reviewed at least annually by the Board to determine if an increase is appropriate. We paid Mr. Gibbons a base salary of $567,000 in fiscal year 2004 and, effective July 1, 2004, the Board increased his salary to $589,700.

     Mr. Gibbons is eligible to participate in the Management Incentive Bonus Plan, under which he has a target bonus opportunity of at least 100% of his annual salary. Mr. Gibbons was paid a bonus of $1,073,520 under the Plan in fiscal year 2005 for fiscal year 2004. Pursuant to our agreement with Mr. Gibbons, a Deferred Compensation Plan was established in June 2001 for certain key employees, and Mr. Gibbons has elected to defer $132,780 of his fiscal year 2004 compensation until his retirement. Mr. Gibbons also was granted an option to purchase 750,000 shares of Perrigo common stock under our Employee Stock Option Plan at the time of his employment. Under the terms of the employment agreement, Mr. Gibbons received options to purchase 125,000 shares of Perrigo common stock for each of fiscal years 2002 and 2003. The options for fiscal year 2002 were actually issued to Mr. Gibbons in May 2001 prior to the end of fiscal year 2001. Mr. Gibbons also received 95,715 shares of restricted Perrigo common stock and a cash transition bonus of $160,000. On June 30, 2003, the restrictions lapsed on all 95,715 shares of Mr. Gibbons' restricted stock.

     If Mr. Gibbons dies or becomes disabled during his employment, he will receive compensation and benefits earned to date, including payment for unused vacation days and a pro rata management incentive bonus for the portion of the year he was employed, and his options and restricted stock will vest in accordance with their terms. If Mr. Gibbons resigns for "good reason" or if we terminate his employment "without cause", each as defined in the employment agreement, Mr. Gibbons, in addition to receiving earned compensation and benefits and vesting of options and restricted stock, will receive a cash payment equal to 12 months' salary. If we terminate Mr. Gibbons' employment for cause, as defined in the employment agreement, he will receive compensation and benefits earned to date, but will forfeit any options, whether vested or unvested, and any restricted stock, as well as any unvested benefits. The employment agreement also provides for the payment of earned compensation and benefits as well as the automatic vesting of options and lapse of restrictions on restricted stock following a change in control of Perrigo.

     In connection with his employment, Mr. Gibbons entered into a noncompetition and nondisclosure agreement with Perrigo. The agreement provides that Mr. Gibbons will not compete with us during the term of his employment and, if his employment with us terminates within five years from the date of the employment agreement, he cannot compete with us in the store brand business for two years thereafter. In addition, Mr. Gibbons has agreed that he will not, at any time during or after his employment with Perrigo, disclose any confidential information that he obtained during his employment.

                      EQUITY COMPENSATION PLAN INFORMATION

     The table below provides information about Perrigo's common stock that may be issued upon the exercise of options and rights under all of our equity compensation plans as of June 26, 2004. At last year's Annual Meeting held on October 28, 2003, shareholders approved our 2003 Long-Term Incentive Plan. Prior to the approval of the Long-Term Incentive Plan, equity compensation grants were made under our shareholder-approved Employee Stock Option Plan and Non-Qualified Stock Option Plan for Directors, as well as under our Restricted Stock Plan for Directors II and certain individual restricted stock arrangements that were not approved by shareholders. No further grants will be made pursuant to the Employee Stock Option Plan, Non-Qualified Stock Option Plan for Directors or Restricted Stock Plan for Directors II.

--------------------------------------------------------------------------------------------------------------
                                                                                           (C)
                                                                                  NUMBER OF SECURITIES
                                      (A)                       (B)              REMAINING AVAILABLE FOR
                           NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE        FUTURE ISSUANCE UNDER
                            ISSUED UPON EXERCISE OF      EXERCISE PRICE OF         EQUITY COMPENSATION
                              OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,   PLANS (EXCLUDING SECURITIES
      PLAN CATEGORY           WARRANTS AND RIGHTS       WARRANTS AND RIGHTS     REFLECTED IN COLUMN (A))
--------------------------------------------------------------------------------------------------------------
  EQUITY COMPENSATION
     PLANS APPROVED BY
     SHAREHOLDERS                  6,049,467(1)                $10.70                   4,250,018(2)
--------------------------------------------------------------------------------------------------------------
  EQUITY COMPENSATION
     PLANS NOT APPROVED
     BY SHAREHOLDERS                       0                       --                           0
--------------------------------------------------------------------------------------------------------------
  TOTAL                            6,049,467                   $10.70                   4,250,018
--------------------------------------------------------------------------------------------------------------

(1) Options to purchase 96,424 shares were outstanding under the 2003 Long-Term Incentive Plan, options to purchase 5,748,750 shares were outstanding under the Perrigo Company Employee Stock Option Plan and options to purchase 204,293 shares were outstanding under the Non-Qualified Stock Option Plan for Directors.

(2) All of these shares are available under the 2003 Long-Term Incentive Plan. To the extent that options granted under the Employee Stock Option Plan or the Non-Qualified Stock Option Plan for Directors are cancelled or forfeited, the shares attributable to those options will become available for issuance under the 2003 Long-Term Incentive Plan.

                             INDIVIDUAL ARRANGEMENT

     In July 2002, we granted John R. Nichols, a member of our law department, 4,000 shares of restricted common stock under an individual Restricted Stock Agreement. Under the terms of the Restricted Stock Agreement, these shares will vest upon Mr. Nichols' retirement from the company.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

COMPENSATION POLICY

     During fiscal year 2004, the Compensation Committee of the Board of Directors was composed of three independent non-employee directors. The Board of Directors has adopted a Compensation Committee Charter, which specifies the composition and responsibilities of the Committee. The Board reviews the Charter annually based on input from the Committee.

     The Chief Executive Officer's salary and bonus and any stock-based incentive awards granted to him under the 2003 Long-Term Incentive Plan are approved by the independent directors after review and recommendation by the Committee. The Committee reviews and approves the compensation arrangements for all other Executive

Officers with respect to their salaries, bonuses and stock-based incentive awards under the 2003 Long-Term Incentive Plan.

     The Committee strives to:

         - motivate officers to create added value for Perrigo shareholders through compensation incentives that are tied to Perrigo's operating and stock market performance;

         - reward officers for their individual performance as well as Perrigo's performance;

         - provide compensation and benefits at levels that enable Perrigo to attract and retain high-quality executives; and

         - align the interests of officers and directors with the interests of Perrigo shareholders through stock ownership.

     Perrigo's management compensation policy is intended to provide a compensation package for Executive Officers that is generally competitive with the compensation of executive officers of comparable manufacturing companies. In establishing executive compensation, the Committee considers salary and bonus information compiled by Mercer Human Resource Consulting. The Mercer compensation data includes non-durable goods manufacturing companies, some of which are reflected in the Nasdaq Pharmaceutical Index shown on the Performance Graph included in this proxy statement. The Committee's objective is that the total cash compensation for Perrigo's executive officers approximate the median reflected in the Mercer data.

EXECUTIVE OFFICER COMPENSATION

     Executive Officer compensation includes cash-based and stock-based components. Cash-based compensation consists of base salary and an annual bonus, if one is warranted under the criteria of the Management Incentive Bonus Plan. In addition, Perrigo makes annual contributions under its Profit Sharing Plan for employees with at least one year of service, including the Executive Officers. Perrigo also makes matching contributions under its 401(k) Plan to certain of its employees, including the Executive Officers. The Executive Officers are also eligible to receive grants of stock-based incentive awards under the 2003 Long-Term Incentive Plan.

Cash-Based Compensation

     As discussed above, the Committee considers compensation data provided by Mercer in determining Executive Officer base salary and bonus awards under the Management Incentive Bonus Plan. In addition, the Committee evaluates the following factors, which are ranked in order of importance:

         - company-wide performance measured by attainment of specific strategic objectives and quantitative measures;

         - individual performance;

         - compensation levels at comparable manufacturing companies; and

         - historical cash and equity compensation levels.

     The primary quantitative measure that the Committee considers is return on assets, although earnings per share and revenue growth are also relevant. Qualitative factors include the quality and progress of Perrigo's marketing and manufacturing operations and the success of strategic actions, such as acquisitions of lines of business or introduction of new products.

Stock-Based Compensation

     Certain designated key management employees, including the Chief Executive Officer and other Executive Officers are eligible to participate in the 2003 Long-Term Incentive Plan approved by the shareholders. Awards under this plan may be in the form of stock options, stock appreciation rights or stock awards, including restricted shares, performance shares, performance units and other stock unit awards. The number of stock-based incentive awards granted to these employees is based on an evaluation of the officer's performance and is subject to the approval of the Committee. Options granted under the 2003 Long-Term Incentive Plan must have an exercise price at least equal to the fair market value of Perrigo common stock on the grant date as determined by the Committee. The fair market value, as provided in the plan, is the average of the high and low prices of our stock on the date of the grant. The Committee views the grant of stock-based incentive awards pursuant to the shareholder-approved plan as an effective incentive for executive officers to create value for shareholders since the ultimate value of these awards is directly related to the increase in the market price of Perrigo's common stock.

CHIEF EXECUTIVE OFFICER COMPENSATION

     David T. Gibbons, our Chief Executive Officer, is compensated in accordance with the terms of an Employment Agreement entered into at the time of his employment in May 2000. A more complete description of his compensation arrangement can be found in this proxy statement under the heading "Employment Agreement with Chief Executive Officer" on page 16. Mr. Gibbons' compensation is reviewed and adjusted annually by the independent directors based upon the same criteria used to evaluate and determine the appropriate compensation for other Executive Officers. For fiscal year 2004, Mr. Gibbons was paid a base salary of $567,000 under the terms of his Employment Agreement and a bonus of $1,073,520 under the terms of our Management Incentive Bonus Plan.

     The Committee believes that the terms of Mr. Gibbons' employment are similar to terms granted to chief executive officers of comparable companies and are necessary to attract and retain a chief executive officer of his stature.

SUMMARY

     The Committee carefully reviews executive compensation. After reviewing Perrigo's compensation programs, the Committee has concluded that the amounts paid to the

Executive Officers, including stock-based incentive awards, in fiscal year 2004 appropriately reflect individual performance, are linked to Perrigo's financial, operational and market results, and are generally competitive with amounts paid to executive officers of comparable companies.

DEDUCTIBILITY OF COMPENSATION

     Internal Revenue Code Section 162(m) limits the deductibility by Perrigo of compensation in excess of $1,000,000 paid to each of the Chief Executive Officer and the next four most highly paid officers. Certain "performance based compensation" is not included in compensation counted for purposes of the limit. The Committee's policy is to establish and maintain a compensation program that will optimize the deductibility of compensation. The Committee, however, reserves the right to use its judgment to authorize compensation that may not be fully deductible where merited by the need to respond to changing business conditions, or by an executive officer's individual performance. Due to the vesting during fiscal 2004 of 95,715 shares of non-performance-based restricted stock granted to Mr. Gibbons in May 2000 pursuant to the terms of his employment agreement, $1,380,832 of Mr. Gibbons' fiscal 2004 taxable compensation was not deductible.

                                          Peter R. Formanek, Chairman
                                          Herman Morris, Jr.
                                          Judith A. Hemberger

                              COMPANY PERFORMANCE

     This graph shows a five-year comparison of cumulative total return for Perrigo with the cumulative total returns for the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index from July 3, 1999 through June 26, 2004. Data points are, for Perrigo, the last day of each fiscal year and, for the indices, June 30 of each year. The last day of our fiscal year for the fiscal years 1999 through 2004 is noted in each of the columns below. The graph assumes an investment of $100 at the beginning of the period and the reinvestment of any dividends. Total returns are based on market capitalization.

                              [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------------------------------
                                    7/3/1999   7/1/2000   6/30/2001   6/29/2002   6/28/2003   6/26/2004
-----------------------------------------------------------------------------------------------------------
  Perrigo Company                     $100       $ 74       $195        $152        $185        $223
  Nasdaq Stock Market (U.S.)          $100       $145       $ 79        $ 54        $ 60        $ 74
  Nasdaq Pharmaceutical               $100       $225       $189        $111        $154        $170

                     AMENDMENT OF ARTICLES OF INCORPORATION

     Article VII, paragraph 1 of our Articles of Incorporation provides that "the number of directors of the corporation shall not be less than one (1) nor more than nine (9), the exact number of which shall be determined from time to time by the affirmative vote of a majority of the whole Board of Directors." The current size of the Board of Directors is fixed at nine, and the number of directors may not be increased above nine without stockholder approval of an amendment to our Articles of Incorporation.

     The Board of Directors believes that it is in the best interests of the company and our stockholders to increase the maximum number of directors that may be fixed from time to time from nine to eleven. The Board has approved, and recommends that our stockholders approve, a proposal to amend Article VII, paragraph 1 of our Articles of Incorporation as follows:

     "1. The number of directors of the corporation shall not be less than one (1) nor more than eleven (11), the exact number of which shall be determined from time to time by the affirmative vote of a majority of the whole Board of Directors."

     The principal purpose of the proposed amendment to our Articles of Incorporation is to provide our Board with more flexibility in determining the number of directors on the Board. An increase in the maximum number of directors that may serve on the Board will allow the Board to increase its size and add directors with different backgrounds and experiences while at the same time ensuring continuity on the Board. In addition, our Board currently is comprised of seven independent directors and two non-independent directors and has established three, three-member, independent Board committees: the Audit Committee, the Compensation Committee and the Nominating & Governance Committee, with some independent directors serving on more than one committee. The amendment would enable the Board to increase the number of independent directors and establish Board committees in a manner that would potentially permit each independent director to dedicate his or her time to serving on only one Board committee.
            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
        THE APPROVAL OF THE AMENDMENT OF OUR ARTICLES OF INCORPORATION.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board is responsible for monitoring: (1) Perrigo's accounting and financial reporting principles and policies; (2) Perrigo's financial statements and the independent audit thereof; (3) the qualifications, independence and performance of Perrigo's independent auditor; and (4) Perrigo's internal audit controls and procedures. In particular, these responsibilities include, among other things, the appointment and compensation of Perrigo's independent auditors, reviewing with the independent auditors the plan and scope of the audit and audit fees, monitoring the adequacy of reporting and internal controls and meeting periodically with internal auditors and the independent auditors. All of the members of the Audit Committee are independent, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Board has adopted an Audit Committee Charter, which it reviews annually based upon input from the Committee.

     In connection with the June 26, 2004 financial statements, the Audit
Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, as amended by SAS 90; and (3) received and discussed with the auditors the written disclosures and letter from the auditors required by Independence Standards No. 1 and has discussed with the auditors their independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that Perrigo's audited financial statements be included in Perrigo's Annual Report on Form 10-K for the fiscal year ended June 26, 2004 filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Larry D. Fredricks, Chairman
Laurie Brlas
Herman Morris, Jr.

                            INDEPENDENT ACCOUNTANTS

     BDO Seidman, LLP has been Perrigo's independent registered public accounting firm since 1988. The Board has engaged BDO Seidman, LLP as our independent registered public accountants for fiscal year 2005. Representatives of BDO Seidman, LLP will be present at the Annual Meeting and will have the opportunity to make a statement and respond to questions.

     During fiscal years 2004 and 2003, we retained BDO Seidman, LLP to perform auditing and other services for us and paid them the following amounts for these services:

Fiscal Year 2004               Fiscal Year 2003
------------------             ------------------
Audit Fees          $536,000   Audit Fees          $349,000
Audit-Related Fees   180,000   Audit-Related Fees   130,000
Tax Fees              38,000   Tax Fees              19,000
                    --------                       --------
      Total         $754,000   Total               $498,000

     Audit-related fees in 2003 and 2004 were for benefit plan audits and due diligence services, and in 2004 were also for internal control review services. Tax fees related primarily to tax compliance services.

     The Audit Committee maintains a policy pursuant to which it reviews and pre-approves audit and permitted non-audit services (including the fees and terms thereof) to be provided by our independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to the completion of our audit. The Chairman of the Audit Committee, or any other member or members designated by the Audit Committee, is authorized to pre-approve non-audit services, provided that any pre-approval shall be reported to the full Audit Committee at its next scheduled meeting.

                           ANNUAL REPORT ON FORM 10-K

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 26, 2004, INCLUDING SCHEDULES, WHICH IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED IN THE ANNUAL REPORT DELIVERED WITH THIS PROXY STATEMENT. IF YOU WOULD LIKE A COPY OF THE EXHIBITS TO THE FORM 10-K, PLEASE CONTACT TODD W. KINGMA, SECRETARY, PERRIGO COMPANY, 515 EASTERN AVENUE, ALLEGAN, MICHIGAN 49010.

                                 (PERRIGO LOGO)

[PERRIGO LOGO]                    ----------------------------------------------
c/o National City Bank                         VOTE BY TELEPHONE
Corporate Trust Operations        ----------------------------------------------
Locator 5352
P.O. Box 92301                    Have your proxy card available when you call
Cleveland, OH 44193-0900          the TOLL-FREE NUMBER 1-800-542-1160 using a
                                  Touch-Tone phone. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

                                  ----------------------------------------------
                                               VOTE BY INTERNET
                                  ----------------------------------------------

                                  Have your proxy card available when you access the website HTTP://WWW.VOTEFAST.COM. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

                                  ----------------------------------------------
                                                  VOTE BY MAIL
                                  ----------------------------------------------

                                  Please mark, sign and date your proxy card and return it in the POSTAGE-PAID ENVELOPE provided or return it to: Stock Transfer Dept.
                                  (PC), National City Bank, P.O. Box 94509,
                                  Cleveland, OH 44101-4500.

-----------------------       -----------------------     -------------------
   VOTE BY TELEPHONE              VOTE BY INTERNET            VOTE BY MAIL
 Call TOLL-FREE using a        Access the WEBSITE and      Return your proxy
   Touch-Tone phone:              cast your vote:         in the POSTAGE-PAID
     1-800-542-1160           HTTP://WWW.VOTEFAST.COM      envelope provided
-----------------------       -----------------------     -------------------

                      VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN STANDARD
     TIME ON THURSDAY OCTOBER 28, 2004 TO BE COUNTED IN THE FINAL TABULATION.

  IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

        ============================================================

                    YOUR CONTROL NUMBER IS:

        ============================================================

                     PROXY MUST BE SIGNED AND DATED BELOW.
        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/
.................................................................................
PERRIGO COMPANY                                                           PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON OCTOBER 29, 2004.

The undersigned hereby appoints Douglas R. Schrank and Todd W. Kingma, or either of them with full power of substitution as attorneys and proxies to vote as designated, with all powers which the undersigned would possess if personally present, all the shares of Common Stock of Perrigo Company held of record by the undersigned on September 1, 2004, at the Annual Meeting of Shareholders to be held on October 29, 2004 or any adjournment thereof.

This proxy also provides voting instructions to the trustee under the Perrigo Company Profit Sharing Plan and directs the trustee to vote all the shares of Common Stock of Perrigo Company allocated to the undersigned's account as indicated on the reverse side.

                                   --------------------------------------------
                                   Signature

                                   --------------------------------------------
                                   Signature

                                   Date:                                 , 2004
                                         --------------------------------
                                   Please sign exactly as name appears hereon.
                                   When signing as attorney, executor,
                                   administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For your comments:
                  -----------------------------------------------------------

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.................................................................................
    /\ PLEASE FOLD AND DETACH COMMENT CARD AT PERFORATION BEFORE MAILING. /\



                            YOUR VOTE IS IMPORTANT!


If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the Meeting.



              PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/
.................................................................................
PERRIGO COMPANY                                                          PROXY
--------------------------------------------------------------------------------
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED "FOR" PROPOSALS 1 AND 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1. Election of Directors whose three-year term of office will expire in 2007.

   Nominees: (01) Laurie Brias (02) Larry D. Fredricks (03) Michael J. Jandernoa
   / / FOR all nominees listed above         / / WITHHOLD AUTHORITY
       (except as listed to the contrary         to vote for all nominees listed
       below)                                    above

   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME OR NUMBER BELOW:

   --------------------------------------------------------------------


2. Approval of the proposed amendment of the Company's Articles of Incorporation to increase the maximum number of directors that may serve on the Board.

   / /  FOR            / /   AGAINST             / /  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.